EXHIBIT 10.13
                            OFFICE/SHOWROOM/WAREHOUSE
                                 LEASE AGREEMENT
THE STATE OF TEXAS
COUNTY OF DALLAS

THIS LEASE AGREEMENT, made and entered into as of the ___ day of ______ , 19___, by and between the Landlord and Tenant hereinafter named.

                                   WITNESSETH:

         1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this lease:

         (a)      "Landlord": SPRINGCREEK PLACE, LTD.
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         (b)      "Tenant":   MARKETARTS INC., A TEXAS CORPORATION
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         (c)      "Premises": 1800 NORTH GLENVILLE, SUITE 110
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                              RICHARDSON,TX 75081
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as generally outlined on the plan attached hereto as Exhibit "A", said premises consisting of 6,345 SQUARE FEET OF NET RENTABLE AREA. (In determining net rentable area, all measurements are from the outer surfaces of walls, whether exterior walls and/or hallway walls, except party walls where measurements are from centerline.) The net rentable area of the project is 76,280 square feet.

         (d) "LEASE TERM". A period of 36.5 months, commencing on JULY 15 , 1996 (the "commencement date") and ending on JULY 31, 1999.

         (e)      "BASIC RENTAL": $ $4.097.81 per month.

         (f)      "SECURITY DEPOSIT": $ 4,097.81 .

         (g)      "PERMITTED USE": OFFICE AND STORAGE .

         (h)      "COMMON AREA MAINTENANCE FEE": BASE YEAR 1996 .

         The Common Area Maintenance Fee is based on operating costs existing during the calendar year in which the Lease commences (the "Base Year"). In the event that the operating costs pertaining to the common area ever exceed, for the calendar year during the term hereof succeeding the Base Year, such operating costs incurred during the Base Year, then Tenant shall pay the Landlord, as additional rental, Tenant's proportionate share (as defined and set forth in Paragraph 4 of this Lease) of such increase. Tenant's proportionate share of any such increase shall be billed by Landlord, and paid by Tenant, at the time and in the manner provided for in the billing and payment of Rental Escalation as set forth in Paragraph 4 of this Lease.

         2. LEASE GRANT. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the premises (as defined in paragraph 1(c) hereof) commencing on the commencement date (as defined in paragraph 1(d) hereof, or as adjusted as hereinafter provide) and ending on the last day of the lease term, unless sooner terminated as herein provided. If this lease is executed before the premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same and such date shall be deemed to be the commencement date and this lease shall continue for the lease term described in paragraph 1(d) hereof. Landlord hereby waives payment of rent covering any period prior to the rendering of possession of the premises to Tenant hereunder. Likewise, should Tenant occupy the premises prior to the commencement date specified in paragraph 1(d), the commencement date shall be altered to coincide with said occupancy with the ending date of the lease remaining unchanged before occupying the premises. Tenant shall be deemed to have accepted the same as suitable for the purpose herein amended and to have acknowledged that the same comply fully with Landlord's covenants and obligations.

         3. RENT. In consideration of this lease, Tenant promises and agrees to pay Landlord the basic rental (as defined in paragraph 1(a) hereof) without deduction or set off, for each month of the entire lease term. One such monthly installment together with the security deposit (as defined in paragraph 1(f) hereof) shall be payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly installment shall be due and payable without demand on or before the first day of each succeeding calendar month during the term hereof. Rent for any fractional month at the beginning or end of the lease term shall be prorated. The security deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this lease, it being expressly understood that such deposit shall not be considered an advance payment of

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rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any such remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expenses or liability caused to Landlord by such event of default. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease. If Landlord transfers its interest in the premises during the lease term, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

         If the monthly rental installment is not received by the Landlord on or before the 10th day of the month for which said monthly rental installment is due, a service charge of 10% of the monthly rental installment owed shall become due and payable in addition to the monthly rental installment owed. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late monthly rental.

         4. RENTAL ESCALATION. The basic rental payable under paragraph 1(e) hereof is based on factors existing during the calendar year in which the lease commences ("base year") said factors including operating expenses which include general maintenance, maintenance of the common areas (including but not limited to landscape and irrigation maintenance, exterior lighting and utilities, and parking lot cleaning and repairs) water, sewer, and drainage charges, waste removal, building and roof repairs, real property taxes and assessments, fire, casualty and liability insurance and management for the project. In the event that during the lease term said operating expenses for 1997 or any succeeding calendar year exceed BASE YEAR 1996 EXPENSES ("base expense rate") for the net rentable area of the project (as defined in paragraph 1(c) hereof), Tenant, within thirty (30) days after written notification of the foregoing by Landlord, shall:

         (a) Pay to Landlord Tenant's proportionate share ( 8.32 %) of such increase for the year in question, said proportionate share being defined to mean a fraction, the numerator of which is the square footage of the premises set out in paragraph 1(c), and the denominator of which is the total net rentable area of the project also set out in paragraph 1(c). The product resulting from the application of such fraction to the increase shall constitute the amount of additional rent Tenant shall pay. Landlord may apply all or part of Tenant's security deposit to satisfy the additional rent called for hereunder, and following any such application, Tenant shall on demand pay to Landlord the amount so applied in order to restore the security deposit to the original amount.

         (b) Additionally, beginning January 1 of the calendar year next following any year in which Tenant is obligated to pay its proportionate increase set out in subparagraph 4(a) above, the basic rental per month set out in paragraph 1(e) shall be increased by an amount equal to the additional rent determined in accordance with subparagraph 4(a) above divided by twelve. Any such additional rent collected shall be applied to any increase over the base expense rate for the calendar year in which the additional rent is paid. After the end of every calendar year Landlord will deliver to Tenant a statement including (i) the previous calendar year's operating expenses (as defined in paragraph 4). (ii) Tenant's proportionate share of any increases. (iii) the adjustment, if any, reflecting the additional rent paid, and (iv) the net amount due Landlord or due to be reimbursed to tenant; provided, however, in no event shall the monthly rental ever be less than the basic rental specified in paragraph 1(a).

         Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay any and all additional rent under this lease shall continue and shall cover all periods up to the lease expiration date. Tenant's obligation to pay any and all additional rent under this lease and Landlord's and Tenant's obligation to make the adjustments referred to in this paragraph 4 shall survive any expiration of termination of this lease.

         5.  SERVICES.

         (a) Landlord agrees to make available to the premises at Landlord's sole cost and expense (i) water; (ii) air conditioning and heating units in existing locations; (iii) electric service and outlets and; (iv) electrical lighting service for all common areas in the manner and to the extent deemed by Landlord to be standard.

         (b) Tenant shall pay for the electricity, gas, and water utilized in operating any and all facilities serving the leased premises. Tenant shall also pay for exterior trash and waste receptacles and removal and for janitorial services within the leased premises.

         (c) Failure to any extent to furnish or any stoppage or interruption of these defined services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant, nor any abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

         6. LEASEHOLD IMPROVEMENTS. Landlord has made no representations as to the condition of the premises or the building or to remodel, repair or decorate, except as expressly set forth herein. Tenant acknowledges that it is accepting the premises in their "as is" condition.

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         7. USE. Tenant shall use the premises only for the permitted use (as defined in paragraph 1(g) hereof. Tenant will not occupy or use the premises, or permit any portion of the premises to be occupied or used for any business or purpose other than the permitted use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the building or contents; and in event that, by reason of acts of Tenant, there shall be any increase in rate of insurance on the building or contents created by Tenant's acts or conduct of business then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or the Landlord in management of the building. Tenant will maintain the premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of premises. Tenant will not, without the prior written consent of the Landlord, paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type on or about the premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding sentence, Tenant will maintain such permitted items in good condition and repair at all times.

           8.  REPAIRS AND MAINTENANCE.

(a) BY LANDLORD: Landlord shall at its expense maintain only the foundation, underground or otherwise concealed plumbing, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, and all doors) of the building in good repair and condition, except for reasonable wear and tear. Landlord shall be responsible for termite eradication. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Landlord represents that at the beginning date of this lease agreement the plumbing and heating and air-conditioning equipment are in good operating condition.

(b) BY TENANT: Tenant shall at its expense and risk maintain all other parts of the building and other improvements on the demised premises in good repair and condition, including but not limited to repairs (including all necessary replacements) to the interior plumbing, windows, window glass, plate glass, interior and exterior doors, heating systems, air-conditioning equipment, fire protection sprinkler system, and the interior of the demised premises in general. All warranties and guarantees in effect on any of the items mentioned above will be for Tenant's or Landlord's use as applicable. In event Tenant should neglect reasonably to maintain the demised premises, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made and any reasonable costs therefore shall be payable by Tenant to Landlord as additional rental on the next rental installment date.

           9. ALTERATIONS AND IMPROVEMENTS. At the end or other termination of this lease, Tenant shall deliver up the premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the premises. The cost and expense of any repair necessary to restore the condition of the leased premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the premises either by Landlord or Tenant shall be Landlord's property on termination of this lease and shall remain on the premises without compensation to Tenant. All furniture, moveable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects and shall be so removed if required by Landlord, or if not so removed shall, at the option of the Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the premises or the primary structure or structural qualities of the building or the plumbing, electrical lines or other utilities.

           10. COMMON AREAS. The use and occupation by Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, parking areas, service roads, loading facilities, sidewalks, and other facilities as may be designated from time to time by Landlord, subject however, to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

All commons areas described above shall at all times be subject to the exclusive control and management of Landlord and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Landlord shall have the right to construct, maintain, and operate lighting facilities on all said areas and improvements, to police same, from time to time change the area, level location and arrangement of parking areas and other facilities hereinabove referred to, and restrict parking by tenants, their officers, agents, and employees to employee parking areas.

All common areas and facilities not within the leased premises, which Tenant may be permitted to use and occupy, are to be used and occupied under revocable license and if the amount of such areas be

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diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

         11. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the premises without prior written consent of the Landlord. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this lease. In the event of the transfer and assignment by Landlord of its interest in this lease and the Building containing the premises, Landlord shall thereby be released from any further obligations hereunder and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the premises.

         12. INDEMNITY. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the premises caused by the negligence or misconduct or breach of this lease by Tenant, its employees, subtenants, invitees or by any other person entering the premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's gross negligence.

         13. MORTGAGES. Tenant accepts this lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Building or Improvements therein or on the premises and to zoning ordinances and other Building and fire ordinances and governmental regulations relating to the use of the property. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be required by any mortgages for the purpose of subjecting and subordinating this lease to the lien of any such deed of trust, security interest or mortgage. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Building or Improvements therein or the premises, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph 13 so that this lease will not be subject and subordinate to any such deed of trust, security interest or mortgage.

         14. CASUALTY INSURANCE. Landlord shall, at all times during the term of this lease maintain a policy or policies of Insurance with the premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, insuring the Building against loss or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof; provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this lease which Tenant may bring or obtain upon the leased premises, or any additional improvements which Tenant may construct thereon.

Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance at its sole cost and expense, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 with respect to injuries to or death of any one person and in an amount of not less than $1,000,000 with respect to any one accident or disaster, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation of such insurance.

         15. INSPECTION. Landlord or representatives shall have the right to enter into and upon any and all parts of premises at reasonable hours to (i) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without obligation to do so, except as expressly provided for herein). or (ii) show the premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

         16. CONDEMNATION. If, during the term of this lease or any extension or renewal thereof, all of the premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

         In the event a portion but not all of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, by private sale in lieu thereof and the partial taking or condemnation shall render the premises unsuitable for Tenant's business, then Landlord shall have the option, in its sole discretion, of terminating this lease or at Landlord's sole

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risk and expense, restoring and reconstructing the premises to the extent necessary to make same reasonably tenantable. Should Landlord elect to restore, the lease shall continue in full force and effect with the rent payable during the unexpired portion of this lease being adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this lease.

         In the event of any condemnation or taking, total or partial, Tenant shall not be entitled to any part of the award or price paid in lieu thereof, and Landlord shall receive the full amount of such award or price. Tenant hereby expressly waiving any right or claim to any part thereof.

         17. FIRE OR OTHER CASUALTY. In the event that the premises should be totally destroyed by fire, tornado or other casualty or in the event the premises or the Building should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Landlord or Tenant may at its option terminate this lease in which event the rent shall be abated during the unexpired portion of this lease effective with the date of such damage. In the event the premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this lease, in either such event Landlord shall within (30) days after the date of such damage commence to rebuild or repair the premises and shall proceed with reasonable diligence to restore the premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment , fixtures and other improvements which may have been placed by Tenant or other Tenants within the project or the premises. Landlord shall allow Tenant a fair diminution of rent during the time the premises are unfit for occupancy. In the event any mortgages under a deed of trust, security agreement or mortgage on the premises should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the project or to the premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         18. HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the premises, or any part thereof, after the expiration of the term of this lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as Tenancy from month to month only, at a rental equal to the rent payable for the last month of the term of this lease plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

         19. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         20. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

         (a) Tenant shall fail to pay any installment of the rent hereby reserved and such failure shall continue for a period of ten (10) days.

         (b) Tenant shall fail to comply with any term, provision or covenant of this lease, other than the payment of rent, and shall not cure such failure within ten (10) days after written notice thereof to Tenant.

         (c)      Tenant shall make an assignment for the benefit of creditors.

         (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state hereof; or Tenant shall be adjudged bankrupt or insolvent in proceeding filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days.

         (e) A receiver or Trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days.

         (f) Tenant shall desert or vacate any substantial portion of the premises for a period of five (5) or more days.

         21. REMEDIES. Upon the occurrence of any event of default specified in paragraph 20 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

         (a) Terminate this lease in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary,

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without being liable for prosecution or any claim of damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the lease term.

         (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying the premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages thereof, and if Landlord so elects, relet the premises on such terms as Landlord shall deem advisable and receive the rent thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the lease term.

         (c) Enter upon the premises by force if necessary, without being liable for prosecution or any claim for damages thereof, and do whatever Tenant is obligated to do under the terms of this lease; and tenant agrees to reimburse Landlord on demand for any expenses which landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

No re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default including the cost of recovering the premises and the loss of rental for the remainder of the lease term.

         22. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the premises, and no agreement to accept a surrender of the premises shall be valid unless the same be made in writing and subscribed by the Landlord.

         23. ATTORNEY'S FEES. In case it should be necessary or proper for Landlord to bring any action under this lease or to consult or place said lease, or any amount payable by Tenant thereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord a reasonable attorneys' fee.

           24. LANDLORD'S LIEN. In addition to the statutory Landlord's lien, Landlord shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixture, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the premises, and all proceeds therefrom and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the premise, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in paragraph 27 of this lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph 24. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

         25. MECHANIC'S LIENS: Tenant will not permit any mechanic's lien or liens to be placed upon the premises or the Building or improvements thereon during the term hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to the Tenant, the Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of bill therefor together with interest at ten percent (10%) per annum until repaid.

         26. WAIVER OF SUBROGATION. Anything in this lease to the contrary notwithstanding, the parties hereto hereby waive any and all rights of recovery, claim, action or cause of action, against each other, their agents, offices, and employees, for any loss or damage that may occur to the premises hereby demised, or any improvement thereto, or said Building of which the premises are a part, or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended overage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers, and employees.

         27. NOTICES. Each provision of this agreement, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payment required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

         (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

         LANDLORD: Springcreek Place, Ltd., c/o John S. Dryden, P.O. Box 800068, Dallas, Texas 75380-0068

         TENANT: MarketArts Inc., c/o Mr. John R. Jennings, Chief Executive Officer, 1820 North Glenville, Suite 100, Richardson, Texas 75081

         28. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, Acts of God, Shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

         29. SEPARABILITY. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         30. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This lease contains the entire agreement between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this lease shall apply to inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

         31. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this lease.

         32. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as "Exhibit "B", and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for safety, care, or cleanliness of the Building and related facilities or premise, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

         33. BROKER'S OR AGENT'S COMMISSION. Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease, except as listed below, and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs arising from such claims, including without limitation attorneys' fees in connection therewith.

         34. GENDER. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         35. JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

         36. CAPTIONS. The captions contained in this lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this lease.

         37. SPECIAL PROVISIONS:

             Tenant accepts the lease space on an "as is" basis except for the following:

         A.       Landlord agrees to separate the utilities and hvac equipment.

         B. Landlord agrees to restore the party wall between suites 110 and 114.

         C. Landlord agrees to reinstall he hallway connecting suites 100 and 110.

         D. Landlord agrees to repaint and recarpet suite 110 and touchup the paint job in suite 100.

         E. Landlord agrees to allow the placement of antennas and/or the other electronic signal receiving and/or emitting devices on the roof and/or back sides of suites 100 and 110.

         EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.

                        LANDLORD: Springcreek Place, Ltd.

                        By:       /s/ John S. Dryden
                        --------------------------------------------------------
                                      46 Corp. General Partner
                                      John S. Dryden, President
                        --------------------------------------------------------

                        Date: 6/12/96
                        --------------------------------------------------------


                        TENANT: MarketArts Inc., a Texas Corporation

ATTEST:                 BY:       /s/ John R. Jennings
                        --------------------------------------------------------
                                      John R. Jennings
                                      Chief Executive Officer
-------------           --------------------------------------------------------
   (TITLE)

                        --------------------------------------------------------

                        Date:  5/31/96
                        --------------------------------------------------------

                       ADDENDUM TO LEASE AGREEMENT BETWEEN
                         MARKETARTS, INC. (TENANT) AND
                SPRINGCREEK PLACE, LTD. (LANDLORD) DATED 6-12-96

Whereas the aforementioned parties agree to modify the referenced lease agrement to include the space located at 1820 N. Glenville, suite 100 comprised of 7,180 square feet. The terms and conditions set forth in the original lease agreement shall remain the same with the following modifications:

         I. The new space comprised of 7,180 square feet shall be leased at a rate of $12/sf. This equates to an additional $7,180.00/month.

         II. Expenses shall be computed with a base year 1998 on the new space.

         III. The commencement date shall be 11-1-98 and the expiration date shall be 7-31-99.

If this is acceptable, then please indicate by executing this document on the designated line below. Once you have a fully executed document it will become a part of and should be attached to the original lease agreement.

      TENANT:  /s/ John R. Jennings
             --------------------------------
              MARKETARTS, INC.

        DATE:    9/29/98
             --------------------------------

    LANDLORD:  /s/ John S. Dryden
             --------------------------------
              SPRINGCREEK PLACE, LTD.

        DATE:    10/12/98
             --------------------------------

                       ADDENDUM TO LEASE AGREEMENT BETWEEN
                    MARKETARTS, INC. (TENANT) AND SPRINGCREEK
                   PLACE, LTD. (LANDLORD) DATED JUNE 12, 1996
                             AND AMENDED ON 10-12-98

This document when fully executed should be attached to and will become a part of the two aforementioned documents. All the terms and conditions set forth in these two documents shall remain the same with the following exceptions:

         I.       The expiration date shall be extended to 7-31-2002.

         II.      The rate shall change to $11,270.83 per month ($10/sf).

         III.     The base year shall be changed to 1999.

         IV.      Tenant accepts the lease space on an "as is" basis.

         V. Landlord and Tenant agree that effective August 1, 1999, the first sentence of Paragraph 11 of the Lease Agreement dated June 12, 1996 shall be deleted in its entirety and replaced with the following:

                  Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Landlord and Tenant agree that in the event Tenant is purchased or acquired by a larger company and the usage of the premises does not change, Landlord will not withhold its consent for the assignment of lease.

         VI. Operating Expense Cap. Notwithstanding anything to the contrary set forth in this Lease, when determining Tenant's pro rata share of excess operating expenses for lease years subsequent to the first lease year, operating expenses may not increase more than fifteen percent (15%) from the immediately preceding lease year. Provided, the foregoing cap on operating expenses shall not apply to taxes and insurance. Tenant's pro rata share of the excess of these expenses shall always be based on the actual amount of such expenses.

         VII. Renewal Option. If, at the end of this renewal term of this Lease, the Tenant is not in default in any of the terms, conditions or covenants of the Lease, Tenant, but not any assignee or subtenant of Tenant, is hereby granted an option to renew this Lease for one (1) additional term of thirty-six
                  (36) months upon the same terms and conditions contained in this Lease with the following exceptions:

                  A. The renewal option term will contain no further renewal options unless expressly granted by Landlord in writing; and

                  B. The rental for the renewed term shall be based on the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of the Tenant to be taken into account.

                  If Tenant desires to renew this Lease, Tenant will notify the Landlord of its intention to renew no later than six (6) months prior to the expiration date of the Lease; Landlord shall, within the next fifteen (15) days notify Tenant in writing of the proposed rental rate and the Tenant shall, within the next fifteen (15) days following receipt of the proposed rate, notify the Landlord in writing of its acceptance or rejection of the proposed rental rate. Rejection of the proposed rental rate terminates any renewal option pursuant to this paragraph.

         VIII. Option to Cancel. Landlord hereby grants to Tenant to the right and option to cancel this Lease at any time after the expiration of the twelfth (12th) month and prior to the expiration of the twenty-fifth (25th) month from the commencement of this Lease provided Tenant (i) gives Landlord at least sixty (60) days prior written notice of the exercise of this option specifying therein the effective date of the cancellation, and (ii) simultaneously with the giving of such notice pays to Landlord 40% of the aggregate of the remaining rent owed under the Lease Agreement as consideration for the cancellation of this Lease.

If this is acceptable, then please indicate by executing this agreement on the designated line below.

ACCEPTED BY TENANT:          /S/ KEITH BLACK
                   -----------------------------------
DATE:   5/25/99
     -------------
                            MarketArts, Inc.



ACCEPTED BY LANDLORD:       /S/ JOHN S. DRYDEN
                     ----------------------------------

DATE:   5/28/99
     -------------

                             Springcreek Place, Ltd.

                                   Page 2 of 2